SECOND AMENDING AGREEMENT TO CREDIT AGREEMENT
                                    BETWEEN
                         KEYSPAN ENERGY DEVELOPMENT CO.
                                 (as Borrower)
                                      AND
                                BANK OF MONTREAL
                                  (as Lender)
                                      AND
                                BANK OF MONTREAL
                           (as Agent for the Lenders)



THIS SECOND AMENDING AGREEMENT TO CREDIT AGREEMENT is dated as of the 12 th day of October, 2001 to be effective as of the dates set forth herein.


BETWEEN:

                KEYSPAN ENERGY DEVELOPMENT CO. (the "Borrower")

AND:

                BANK OF MONTREAL (the "Lender")

AND:            BANK OF MONTREAL in its capacity as agent for the Lenders
                (the "Agent")

     WHEREAS:

1. The Borrower and Bank of Montreal (in its capacity as Agent and as Lender) are parties to a Credit Agreement dated as of October 13, 2000, as amended by a Consent, Waiver and Amending Agreement dated as of December 22, 2000 (as amended, the "Credit Agreement"); and

2. The parties wish to effect certain amendments to the Credit Agreement to give effect to a letter agreement entered between them dated December 14, 2000 with respect to the issuance of letters of credit pursuant to the Credit Agreement (the "Interim Agreement") and to effect certain other amendments.

     NOW THEREFORE, in consideration of the premises, the covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties agree as follows:

1.      Definitions

     Capitalized terms used herein, including the recitals hereto, shall have the meanings ascribed thereto in the Credit Agreement, unless otherwise defined herein.

2.      Amendments to Definitions

        Section 1.1 of the Credit Agreement is amended by:

(a)  adding the following definitions:

     (i) ""Letter of Credit" means a letter of credit or letter of guarantee denominated in Canadian Dollars or US Dollars and issued by BMO for the account of the Borrower at the request of the Borrower pursuant to
          Section 3.14;

     (ii) "Letter of Credit Fee" means, with respect to a Letter of Credit issued by BMO, a per annum rate equal to the Margin applicable to the issuance of the Letter of Credit and payable in the currency in which the Letter of Credit is denominated;"

(b)  amending the following definitions:

     (i) by deleting the definition of "Accommodations" and substituting the following: ""Accommodations" means the advance of Loans, the acceptance of Bankers' Acceptances and the issuance of Letters of Credit;"

     (ii) by  deleting  the  definition  of  "Drawdown"  and   substituting  the
          following:

          "Drawdown" means the advance of an Accommodation by way of a Prime Loan, US Base Rate Loan, Libor Loan, Bankers' Acceptance or the issuance of a Letter of Credit, other than as a result of a Conversion or Rollover or a drawing under a Letter of Credit;"

     (iii)by amending the definition of "Lender's Proportion" to add the following words at the end of such definition:

          "provided, however, that when such term is used in reference to or in relation to the Lender's Proportion of BMO, the same shall be 100% at all times when BMO is the only Lender hereunder. At all other times, the Lender's Proportion of BMO in respect of the issuance of Letters of Credit shall be 100% on any date and for the purposes of effecting Accommodations (other than Letters of Credit) or adjusting any other such Accommodations pro rata, the Lender's Proportion of BMO shall be calculated by reducing its Commitment by the Equivalent Amount in Canadian Dollars of the aggregate uncancelled and undrawn portions of the face amounts of all Letters of Credit then issued by BMO and which remain outstanding, up to an Equivalent Amount of Cdn. $5,000,000, being the maximum amount which BMO is obligated to issue by way of Letters of Credit;

     (iv) by deleting the definition of "Margin" and substituting the following:

          "Margin" means, at any time, a margin, expressed as a rate per 365 day period for Prime Loans, US Base Rate Loans, Bankers' Acceptances and Letters of Credit or in the case of Libor Loans, per 360 day period, payable to the Lenders with respect to:

Type of Accommodation                   Applicable Margin
---------------------                   -----------------
Prime Loans and US Base Rate Loans              0.0
----------------------------------              ---
Bankers' Acceptances (acceptance fees)          125 bps
--------------------------------------          -------
Libor Loans                                     125 bps
-----------                                     -------
Letters of Credit                               125 bps
-----------------                               -------

     (v) by deleting the definition of "Maturity Date" and substituting the following:

          "Maturity Date" means April 12, 2002, or if such date is extended pursuant to Section 3.13, the date to which it has been extended;

     (vi) by amending the definition of "Outstandings" by deleting the word "and" at the end of paragraph (b), inserting "and" at the end of paragraph (c) and adding the following as paragraph (d):

          "(d) the Equivalent Amount in Canadian Dollars of the aggregate maximum uncancelled and undrawn portions of the face amounts of outstanding Letters of Credit;"

3.      Amendments to Accommodate Letters of Credit

     (a) Section 3.4 of the Credit Agreement is amended by deleting the word "and" at the end of subsection (c), inserting "and" at the end of subsection (d) and inserting the following as subsection (e):

          "(e) Letters of Credit: by way of the issuance of Letters of Credit, upon at least 3 Banking Days' prior written notice"; and

     (b) Section 3.13(c) of the Credit Agreement shall be amended by deleting "; and" at the end item (i), by deleting the period at end of item
          (ii) and inserting "; and" and by adding "(iii) if the Non-Agreeing Lender is BMO, such purchase shall subject to the replacement or collateralization (satisfactory to BMO acting reasonably) of all outstanding Letters of Credit issued by BMO (in an amount equal to the aggregate maximum uncancelled and undrawn portions of the face amounts thereof) not less than 3 Business Days prior to the then current Maturity Date."

     (c)  Article  3 of the  Credit  Agreement  shall  be  amended  to add a new
          Section 3.14 to the Credit Agreement as follows:

"3.14 Letters of Credit

     (a) Aggregate Amount: The Equivalent Amount of the aggregate uncancelled and undrawn portions of the face amounts of all Letters of Credit issued and outstanding at any one time shall not exceed Cdn $5,000,000.

     (b) Issuance: The Borrower may give BMO a Borrowing Notice requesting that a Letter of Credit be issued by BMO.

     (c) Documentation: BMO shall have no obligation to issue a Letter of Credit until the Borrower has executed and delivered to BMO a duly completed Letter of Credit application in BMO's standard form and has executed and delivered to BMO such ancillary documents, including applications and indemnities, as BMO generally requires for like transactions and which are consistent with the provisions hereof.

     (d) Expiry: Each Letter of Credit shall expire not later than 1 year from the date of its issue.

     (e) Payment: All payments made by BMO to any Person pursuant to any Letter of Credit shall, unless the Borrower reimburses BMO at the Branch of Account for such payment on or before the date it is made, be deemed as and from the date of such payment to be an advance to the Borrower of a Prime Loan (for any such payments made in Cdn. Dollars) or a US Base Rate Loan (for any such payments made in US Dollars), with the proceeds of such advance being applied against the Borrower's obligations to reimburse BMO for payment made under the Letter of Credit, and the provisions hereof relating to Prime Loans or US Base Rate Loans, as applicable (including interest to be calculated thereon) shall apply thereto. BMO shall forthwith advise the Borrower of any demand by the beneficiary of a Letter of Credit for payment by BMO under such Letter of Credit and of any payment made by it on such Letter of Credit to the beneficiary thereof. In determining whether to pay under a Letter of Credit, BMO shall be responsible only to determine that the documents and certificates required to be delivered under such Letter of Credit have been delivered and that they comply on their face with the requirements of such Letter of Credit. Save as aforesaid, BMO assumes no liability or responsibility for the form, sufficiency, correctness, genuineness or legal effect of any documents provided for under a Letter of Credit and may hold the delivery of documents conforming to the Letter of Credit as prima facie evidence of the good faith of the beneficiaries or any other Person in relation thereto.

     (f) Renewal: Provided the Borrower has requested in the Borrowing Notice applicable to the issuance of a Letter of Credit that such Letter of Credit be automatically renewable, BMO, in its sole discretion, may agree to issue such Letter of Credit on a renewable basis. If BMO so agrees and issues a Letter of Credit that provides for automatic renewal, then at or before 10:00 a.m. on a Business Day at least thirty (30) Business Days prior to the date of expiry of any such Letter of Credit, if there is then no Default or Event of Default outstanding hereunder and if the Maturity Date would occur more than 30 days thereafter, the Borrower may elect to renew such Letter of Credit by providing notice in writing confirming such request to renew and, if the Letter of Credit does not specify the term of the renewal, selecting a new expiry date (not exceeding the Maturity Date) of the Letter of Credit being renewed. Fees in respect of any renewed or extended Letter of Credit shall be payable pursuant to Section 5.11 and shall be computed for the period of renewal or extension.

          Notwithstanding the foregoing, BMO acknowledges that its Letter of Credit IMDC/TOR/S/335461 dated December 15, 2000 and in the current face amount of Cdn. $9,440 has been issued in favour of ATCO Electric Ltd. which provides for automatic renewal unless BMO provides at least 30 days' notice prior to expiry, that the Letter of Credit will not be renewed.

     (g) Amendment: Any amendments to a Letter of Credit by way of addition or deletion of any beneficiary, any increase in the face amount of the Letter of Credit or any other change in the terms shall be considered to be a new Accommodation and may only be effected by the Borrower delivering a Borrowing Notice to BMO.

(d) Section 4.1 of the Credit Agreement shall be amended by deleting the text thereof and substituting the following: "On the Maturity Date, the Borrower shall repay all Accommodations (other than outstanding Letters of Credit) then outstanding, shall provide cash collateral in respect of any Letters of Credit issued thereunder (with a maturity date falling subsequent to the Maturity Date) in an amount equal to the maximum undrawn and uncancelled portion of the face amount of each such Letter of Credit (in the currency of such Letter of Credit) to be held by the Agent in the manner provided in
     Section 10.3, and the Commitment of each Lender shall be reduced to zero. The Borrower shall ensure that all Libor Loans and Bankers' Acceptances mature on or prior to the Maturity Date and shall ensure that the maturities of all Bankers' Acceptances and Libor Loans are such that the foregoing mandatory repayments can be effected."

(e)  Section 4.3 of the Credit Agreement shall be amended in subsections (b) and
     (c) thereof by substituting the word "Outstandings" where the word "Accommodations" appears therein.

(f) Section 4.4 of the Credit Agreement shall be amended by deleting the title thereto and substituting the following:

     "Early   Repayment  of  Libor   Loans,   Letters  of  Credit  and  Bankers'
     Acceptances",

     and by amending the text of Section 4.4 to add the words "Letters of Credit with an expiry date following subsequent to the date of such cancellation," after the words "as a result thereof include" in the third line, and by adding the words "in respect of Letters of Credit, provided cash collateral equal to the aggregate uncancelled and undrawn portions of the face amounts thereof to be held in a Cash Collateral Account pursuant to Section 10.3(b), and has" after the words "the Borrower has".

(g)  Article 5 of the Credit  Agreement  shall be  amended to add a new  Section
     5.11 as follows:

     "5.11 Letter of Credit Fees

     The Borrower shall pay to BMO at BMO's Branch of Account the following fees in respect of each Letter of Credit issued by BMO hereunder:

     (a) on the date of issue and of each renewal of each Letter of Credit a set-up fee of $40 payable in Cdn. Dollars or US Dollars, as applicable, and an issue fee equal to the Letter of Credit Fee payable in Cdn. Dollars or US Dollars, as applicable, calculated on the uncancelled and undrawn face amount of the Letter of Credit and on the basis of the number of days for which such Letter of Credit is issued divided by 365, subject to a minimum quarterly fee of $50 payable in Cdn. Dollars or US Dollars, as applicable, and

     (b) on the date of each amendment of each Letter of Credit an amending fee of $60 payable in Cdn. Dollars or US Dollars, as applicable.

     If a Letter of Credit is drawn upon prior to its expiry, or is otherwise returned to BMO prior to its expiry date, or if the face amount is reduced with the consent of BMO prior to the expiry date (other than through a drawing), BMO shall provide a credit to the Borrower in the aggregate amount of the fees that were paid for (i) in the case of a Letter of Credit drawn upon prior to its expiry, the period after such drawing but only to the extent of such drawing; (ii) in the case of a Letter of Credit returned prior to its expiry date, the time period from the date of return to the expiry date; and (iii) in the case of a reduction of the face amount, the period after such reduction to the expiry date, but only to the extent of such reduction.

(h) Section 7.2(b) of the Credit Agreement shall be amended in the second line thereof to add "and 5.11" after "5.7" in the third line thereof.

(i) Section 10.2(a)(ii) shall be amended to add the words "and the aggregate uncancelled and undrawn portions of the face amounts of all Letters of Credit" after the words "including the face amount of all Bankers' Acceptances".

(j) Section 10.3(b) shall be amended to change the title to such section by deleting the same and substituting the following:

     "Bankers' Acceptances, Libor Loans and Letters of Credit"

and by inserting the words "and Letters of Credit" after the words "Bankers' Acceptances" where they appear in such Section 10.3(b).

(k) Section 10.5 shall be amended to add the words "or under any of the Loan Documents (including the face amount of all Bankers' Acceptances and the uncancelled and undrawn face amount of all Letters of Credit)" after the words "this Agreement" in the ninth line thereof;

(l) Section 10.6(c) shall be amended to add after the words "acceptance fees pursuant to Section 5.4," the following:

     "Letter of Credit Fees pursuant to Section 5.11,"

4.      Other Amendments to Credit Agreement

(a) Section 2.1(ad) shall be amended by adding the words ", Solex Production Ltd." after the word "GMSFL" in the first line thereof; and

(b) Section 3.13 (a) of the Credit Agreement shall be amended by adding the words "for a period of 364 days or less after the words "Maturity Date" in the second line thereof.

5.      Amendment of Schedules

     Clause 3 of Schedule "A" to the Credit Agreement is amended by adding the words "Letter of Credit," after the words "US Base Rate Loan,".

6.      Confirmations with respect to Existing Letters of Credit

     The parties acknowledge the issuance of two Letters of Credit in December 2000 and a further Letter of Credit in August 2001, pursuant to the Interim Agreement, in the following amounts and to the following beneficiaries:

Beneficiary                Date of Issuance         Amount                      Expiry Date
-----------                ----------------         ------                      -----------
Power Pool of Alberta      December 20, 2000        Cdn. $ 2,232,000            December 20, 2001
                                                                                 (Non-renewable)
-------------------------------------------------------------------------------------------------
ATCO Electric Ltd.         December 15, 2000        Cdn. $ 9,440                December 15, 2001
                                                                                (Renewable)
-------------------------------------------------------------------------------------------------
County of Lac Saint Anne   August 2,2001            Cdn $ 10,000                February 1, 2002
-------------------------------------------------------------------------------------------------

and the parties confirm and acknowledge that the foregoing Letters of Credit shall constitute "Letters of Credit" for the purposes of the Credit Agreement as amended hereby and all of the terms and conditions of the Credit Agreement as amended hereby shall apply thereto.

7.      Miscellaneous

     (a) Save and except as amended aforesaid, the Credit Agreement remains in full force and effect and unamended.

     (b) For the purposes of the Credit Agreement, this Second Amending Agreement shall be read together with the Credit Agreement as one instrument, and this Second Amending Agreement shall also constitute a Loan Document.

     (c) This Second Amending Agreement shall be governed by and construed in accordance with the laws of the Province of Alberta.

     (d) This Second Amending Agreement shall, notwithstanding its actual date of execution, and as to all matters provided for hereunder other than those set forth in Sections 2(b)(iv) and (v) and Section 6 be effective as of December 14, 2000. All other amendments provided hereunder shall be effective as of October 12, 2001.

     (e) This Second Amending Agreement may be executed in any number of counterparts and by different parties and separate counterparts and may be delivered by facsimile, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.


     IN WITNESS WHEREOF the parties hereto have caused this Second Amending Agreement to be duly executed as of the 12 th day of October, 2001, to be effective as provided in Section 7(d).

                                        KEYSPAN ENERGY DEVELOPMENT CO.

                                        Per:/s/_______________________
                                        Name:
                                        Title:


                                        BANK OF MONTREAL, as Lender

                                        Per:/s/_______________________
                                        Name:
                                        Title:


                                        BANK OF MONTREAL, as Agent

                                        Per:/s/_______________________
                                        Name:
                                        Title:

Each of the Guaranteeing Subsidiaries hereby acknowledges and confirms its agreement to the amendments effected by this Second Amending Agreement and confirms that its Subsidiary Guarantee (or in the case of the Partnership its Guarantee and Indemnity) continues in full force and effect and that the "Obligations" (as defined in the Subsidiary Guarantee) will include all obligations, liabilities and indebtedness of the Borrower in respect of Letters of Credit.

                                KEYSPAN ENERGY FACILITIES LIMITED


                                Per:/s/______________________
                                    Name:
                                    Title:


                                KEYSPAN ENERGY CANADA INC.


                                Per:/s/_______________________
                                    Name:
                                    Title:


                                SOLEX PRODUCTION LTD.


                                Per:/s/_______________________
                                       Name:
                                       Title:


                                KEYSPAN ENERGY CANADA PARTNERSHIP, by its managing partner, KEYSPAN ENERGY CANADA INC.


                                Per:/s/________________________
                                       Name:
                                       Title: